SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

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                                     FORM 8-K

                                   CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): December 14, 1995


                                FIRST BANK SYSTEM, INC.
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                 (Exact name of registrant as specified in charter)



              Delaware                   1-6880               41-0255900
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    (State or other jurisdiction       (Commission           (IRS employer
          of incorporation)            file Number)       identification No.)




           601 Second Avenue South, Minneapolis, Minnesota        55402
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             (Address of principal executive offices)          (Zip Code)





Registrant's telephone number, including area code:  (612) 973-1111
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                                 Not Applicable
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         (former name or former address, if changed since last report)

Item 5.  Other Events.

      Reference is made to the complaint entitled First Bank
System, Inc. and Eleven Acquisition Corp. against Wells Fargo &
Company, filed herewith as Exhibit 1, which is incorporated herein by such reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)    Exhibits.

Exhibit 1    Complaint, First Bank System, Inc. and Eleven
             Acquisition Corp. against Wells Fargo & Company, dated December 14, 1995.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 1995         FIRST BANK SYSTEM, INC.
                                (Registrant)


                                By:  /s/ David J. Parrin
                                   ----------------------
                                Name:  David J. Parrin
                                Title:  Senior Vice President and Controller

                                 EXHIBIT INDEX




Exhibit 1    Complaint, First Bank System, Inc. and Eleven
             Acquisition Corp. against Wells Fargo & Company, dated December 14, 1995.